UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

____________________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported)

January 18, 2007
____________________________

UPSNAP, INC.

(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

000-50560 (Commission File Number)		20-0118697 (IRS Employer Identification No.)
134 Jackson Street, Suite 203, P.O. Box 2399 Davidson, North Carolina 28036 (Address of Principal Executive Offices and zip code)

(704) 895-4121
(Registrant's telephone
number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 18, 2007, UpSNAP, Inc. (the “Company”) was informed by Bedinger & Company (“Bedinger”), its independent registered public accounting firm, that Bedinger would resign from this position. On January 23, 2006, the Company filed a Current Report on Form 8-K (the “Current Report”) to report the change in the Registrant’s Certifying Accountant.. The purpose of this Amendment No. 1 to the Current Report is to identify the specific time period during which there were no disagreements with the company’s former accountant.

The Company hereby amends and restates Item 4.01 of the Current Report to read in its entirety as follows:

Item 4.01   Change in Registrant’s Certifying Accountant.

UpSNAP, Inc. (the “Registrant” or “UpSNAP, Inc.”) was informed by Bedinger & Company (“Bedinger”), its independent registered public accounting firm, that Bedinger would resign from this position. UpSNAP, Inc. has engaged a new independent registered public accounting firm. The new independent registered public accounting firm is Traci J. Anderson, CPA. Pursuant to Item 304(a) of Regulation S-B under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, the Registrant reports as follows:

(a)	(i)	Bedinger resigned as UpSNAP, Inc.’s independent registered public accounting firm effective on January 18, 2007.

(ii)
The audit reports of Bedinger on the financial statements of UpSNAP, Inc. as of and for the two years in the period ended September 30, 2006 did not contain any adverse opinion or disclaimer of opinion, but were qualified as to a going concern uncertainty. This going concern qualified opinion was in no way related to Bedinger & Company’s decision to resign as independent accountants.

(iii)	The resignation of Bedinger and engagement of Traci J. Anderson was approved by the Company’s Board of Directors upon the recommendation of its audit committee.

(iv)
UpSNAP, Inc. and Bedinger did not have any disagreements with regard to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports for the fiscal years ending September 30, 2006 and 2005 and up through the date of resignation of January 18, 2007.

(b)	On January 19, 2007, UpSNAP, Inc. engaged Traci J. Anderson, CPA to be UpSNAP, Inc.’s independent registered public accounting firm.

(i)
Prior to engaging Traci J. Anderson, CPA, UpSNAP, Inc. had not consulted Traci J. Anderson, CPA regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on UpSNAP, Inc.’s financial statements or a reportable event, nor did UpSNAP, Inc. consult with Traci J. Anderson, CPA regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

(ii)	UpSNAP, Inc. did not have any disagreements with Bedinger and therefore did not discuss any past disagreements with Bedinger.

(c)
The Registrant has requested Bedinger to furnish it with a letter addressed to the SEC stating whether it agrees with the statements made by the Registrant regarding Bedinger. Attached hereto as Exhibit 16.1 is a copy of Bedinger’s letter to the SEC dated January 29, 2007.

Item 9.01   Financial Statement and Exhibits.

(d)	EXHIBITS

Exhibit 16.1 - Letter dated January 29, 2007 from Bedinger & Company to the United States Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

UPSNAP, INC.

Date: January 29, 2007	By:	/s/ Tony Philipp
Tony Philipp President